Exhibit 99.1

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On July 30, 2019, Union Square 941 Property LP, Union Square 825 Property LP and Union Square Plaza Owner LP, all of which are indirect subsidiaries of CIM Commercial Trust Corporation (the “Company”), and Network Realty Partners, LLC completed the previously announced sale of the following properties located in Washington, D.C. (collectively, the “Union Square Properties”): 999 North Capitol St. NE, 899 North Capitol St. NE and 901 North Capitol St. NE.  The aggregate contract sales price was $181,000,000.

The following unaudited pro forma consolidated financial statements of the Company have been prepared to reflect the effect on the Company and its consolidated subsidiaries of the sale of the Union Square Properties as described in Item 8.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The unaudited pro forma consolidated balance sheet as of June 30, 2019 is based on the balance sheet of the Company, and gives effect to the sale of the Union Square Properties as if it occurred on June 30, 2019. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2019, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2018, are based on the historical consolidated statements of operations of the Company, and give effect to the sale of the Union Square Properties as if it had occurred on January 1, 2018.

The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements are directly attributable to the sale of the Union Square Properties are factually supportable, and are based upon available information and assumptions that the Company considers reasonable, and have been made solely for purposes of developing such unaudited pro forma consolidated financial statements for illustrative purposes in compliance with the disclosure requirements of the Securities and Exchange Commission (the “SEC”). The unaudited pro forma consolidated financial statements do not contain adjustments for events or transactions other than those related to the sale of the Union Square Properties. Further, the unaudited pro forma consolidated financial statements are presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale of the Union Square Properties actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.

The unaudited pro forma consolidated financial statements, and the accompanying notes, should be read in conjunction with the Company’s unaudited consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019 filed with the SEC on August 8, 2019 and the Company’s audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 18, 2019.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2019

(In thousands, except share and per share amounts)

	As Reported	Pro Forma
	(A)	Adjustments (B)		Pro Forma
ASSETS
Investments in real estate, net	$504,302	$—		$504,302
Cash and cash equivalents	373,665	173,511	(C)	547,176
Restricted cash	10,824	—		10,824
Loans receivable, net	72,485	—		72,485
Accounts receivable, net	4,821	—		4,821
Deferred rent receivable and charges, net	33,158	—		33,158
Other intangible assets, net	8,252	—		8,252
Other assets	10,069	(204)		9,865
Assets held for sale, net	178,927	(178,927)		—
TOTAL ASSETS	$1,196,503	$(5,620)		$1,190,883
LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY
LIABILITIES:
Debt, net	$162,337	$—		$162,337
Accounts payable and accrued expenses	13,288	—		13,288
Intangible liabilities, net	1,938	—		1,938
Due to related parties	6,775	—		6,775
Other liabilities	9,357	—		9,357
Liabilities associated with assets held for sale, net	3,245	(3,245)		—
Total liabilities	196,940	(3,245)		193,695
COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK: Series A, $0.001 par value; 36,000,000 shares authorized; 1,460,245 and 1,459,045 shares issued and outstanding, respectively; liquidation preference of $25.00 per share, subject to adjustment	33,303	—		33,303
EQUITY:
Series A cumulative redeemable preferred stock, $0.001 par value; 36,000,000 shares authorized; 2,154,248 and 2,142,676 shares issued and outstanding, respectively; liquidation preference of $25.00 per share, subject to adjustment	53,327	—		53,327
Series L cumulative redeemable preferred stock, $0.001 par value; 9,000,000 shares authorized; 8,080,740 shares issued and outstanding; liquidation preference of $28.37 per share, subject to adjustment	229,251	—		229,251
Common stock, $0.001 par value; 900,000,000 shares authorized; 43,805,741 shares issued and outstanding	44	—		44
Additional paid-in capital	788,655	—		788,655
Distributions in excess of earnings	(105,634)	(2,254	)(D)	(107,888)
Total stockholders’ equity	965,643	(2,254)		963,389
Noncontrolling interests	617	(121)		496
Total equity	966,260	(2,375)		963,885
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY	$1,196,503	$(5,620)		$1,190,883

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2019

(In thousands, except per share amounts)

	As Reported	Pro Forma
	(E)	Adjustments (F)		Pro Forma
REVENUES:
Rental and other property income	$56,000	$(13,092)		$42,908
Hotel income	19,353	—		19,353
Interest and other income	8,780	(117)		8,663
	84,133	(13,209)		70,924
EXPENSES:
Rental and other property operating	35,911	(5,413)		30,498
Asset management and other fees to related parties	10,174	(814	)(G)	9,360
Interest	6,595	—		6,595
General and administrative	3,409	(104)		3,305
Transaction costs	260	—		260
Depreciation and amortization	16,815	(4,517)		12,298
Loss on early extinguishment of debt	29,982	—		29,982
Impairment of real estate	69,000	(69,000)		—
	172,146	(79,848)		92,298
Gain on sale of real estate	432,802	—		432,802
INCOME BEFORE PROVISION FOR INCOME TAXES	344,789	66,639		411,428
Provision for income taxes	599	—		599
NET INCOME	344,190	66,639		410,829
Net loss (income) attributable to noncontrolling interests	173	(201)		(28)
NET INCOME ATTRIBUTABLE TO THE COMPANY	344,363	66,438		410,801
Redeemable preferred stock dividends declared or accumulated	(8,464)	—		(8,464)
Redeemable preferred stock redemptions	(8)	—		(8)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$335,891	$66,438		$402,329
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$7.67			$9.19
Diluted	$7.36			$8.81
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	43,793			43,793
Diluted	45,804			45,804

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2018

(In thousands, except per share amounts)

	As Reported	Pro Forma
	(H)	Adjustments (I)		Pro Forma
REVENUES:
Rental and other property income	$147,095	$(25,721)		$121,374
Hotel income	35,672	—		35,672
Interest and other income	14,703	(444)		14,259
	197,470	(26,165)		171,305
EXPENSES:
Rental and other property operating	79,917	(10,582)		69,335
Asset management and other fees to related parties	24,451	(2,100	)(J)	22,351
Interest	27,702	—		27,702
General and administrative	9,167	(223)		8,944
Transaction costs	938	—		938
Depreciation and amortization	53,228	(10,562)		42,666
	195,403	(23,467)		171,936
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	2,067	(2,698)		(631)
Provision for income taxes	925	—		925
NET INCOME (LOSS)	1,142	(2,698)		(1,556)
Net income attributable to noncontrolling interests	(21)	(29)		(50)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	1,121	(2,727)		(1,606)
Redeemable preferred stock dividends declared or accumulated	(15,423)	—		(15,423)
Redeemable preferred stock redemptions	4	—		4
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(14,298)	$(2,727)		$(17,025)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$(0.33)			$(0.39)
Diluted	$(0.33)			$(0.39)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	43,792			43,792
Diluted	43,792			43,792

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CIM COMMERCIAL TRUST CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

(A)       Reflects the Company’s consolidated balance sheet as of June 30, 2019, as contained in the financial statements presented in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2019.

(B)       Except as described in (C) below, represents the elimination of the assets and liabilities associated with the Union Square Properties, with the exception of property-level cash, which is assumed to be retained by the Company.

(C)       Represents net proceeds received by the Company upon sale of the Union Square Properties, which is net of changes to cash for settlement of property-level other assets and liabilities, prorations and adjustments, and transaction costs directly attributable to the sale.

(D)       Represents the excess of the net cash proceeds from the sale of the Union Square Properties over the carrying value, as of June 30, 2019, of the assets net of liabilities of the Union Square Properties. This amount has not been reflected in the pro forma consolidated statements of operations as it is considered to be nonrecurring in nature.

(E)        Reflects the consolidated results of operations of the Company for the six months ended June 30, 2019, as contained in the financial statements presented in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2019.

(F)         Represents the elimination of actual revenues and expenses associated with the Union Square Properties for the six months ended June 30, 2019, except as described in (G) below.

(G)       Represents the impact to asset management fees assuming the sale of the Union Square Properties occurred on January 1, 2018. Asset management fees are calculated as a percentage of the daily average gross fair value of investments.

(H)      Reflects the consolidated results of operations of the Company for the year ended December 31, 2018, as contained in the financial statements presented in the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2019. Certain prior period amounts have been reclassified to conform with the presentation for the six months ended June 30, 2019. With the adoption of Accounting Standards Update 2016-02, Leases (Topic 842) and the election of the lessor practical expedient not to separate lease and non-lease components, $9,039,000 of expense reimbursements were reclassified as rental and other property income and $984,000 of non-lease component expense reimbursements recognized under the revenue recognition guidance were reclassified as interest and other income on the consolidated statement of operations for the year ended December 31, 2018. Under the new leasing guidance, bad debt expense associated with changes in the collectability assessment for operating leases shall be recorded as adjustments to rental and other property income rather than rental and other property operating expenses. The impact of this reclassification resulted in a $254,000 reclassification from rental and other property expenses to rental and other property income on the consolidated statement of operations for the year ended December 31, 2018.

(I)           Represents the elimination of actual revenues and expenses associated with the Union Square Properties for the year ended December 31, 2018, except as described in (J) below.

(J)           Represents the impact to asset management fees assuming the sale of the Union Square Properties occurred on January 1, 2018. Asset management fees are calculated as a percentage of the daily average gross fair value of investments.